BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: December 7, 2018 01:43 PM Pacific Time

Incorporation Number: **BC0675909**

Recognition Date: *Incorporated on August 26, 2003*

NOTICE OF ARTICLES

Name of Company:

MOGO FINANCE TECHNOLOGY INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
SUITE 1700, PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
SUITE 1700, PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
SUITE 1700, PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
SUITE 1700, PARK PLACE
666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Varshney, Praveen

Mailing Address:
2100 - 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

Delivery Address:
2100 - 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

Last Name, First Name, Middle Name:
Mohamed, Minhas

Mailing Address:
2100 - 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

Delivery Address:
2100 - 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

Last Name, First Name, Middle Name:
Feller, Gregory

Mailing Address:
101 CENTRAL PARK WEST
NEW YORK NY 10023
UNITED STATES

Delivery Address:
2100 - 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

Last Name, First Name, Middle Name:
Bosrock, Matthew

Mailing Address:
2100 - 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

Delivery Address:
2100 - 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

Last Name, First Name, Middle Name:
Feller, David

Mailing Address:
4124 W. 14TH AVENUE
VANCOUVER BC V6H 3H1
CANADA

Delivery Address:
2100 - 401 WEST GEORGIA STREET
VANCOUVER BC V6B 5A1
CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

November 7, 2013
February 25, 2014
November 12, 2014
June 1, 2015
September 15, 2017

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached
2.	No Maximum	Preferred Shares	Without Par Value With Special Rights or Restrictions attached

BRITISH COLUMBIA | BC Registry Services

Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

Notice of Change of Directors

FORM 10
BUSINESS CORPORATIONS ACT
Section 127

Filed Date and Time: **December 7, 2018 01:43 PM Pacific Time**

Incorporation Number:	**Name of Company:**
BC0675909	MOGO FINANCE TECHNOLOGY INC.

Date of Change of Directors

December 4, 2018

Director(s) who have ceased to be Directors

Last Name, First Name, Middle Name:
Liston, Thomas Craig

Mailing Address:	**Delivery Address:**
2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA

Director(s) Change of Name or Address

Last Name, First Name, Middle Name:
Bosrock, Matthew

Mailing Address:	**Delivery Address:**
2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA

Last Name, First Name, Middle Name:
Feller, Gregory

Mailing Address:	Delivery Address:
101 CENTRAL PARK WEST NEW YORK NY 10023 UNITED STATES	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA

Last Name, First Name, Middle Name:
Feller, David

Mailing Address:	Delivery Address:
4124 W. 14TH AVENUE VANCOUVER BC V6H 3H1 CANADA	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA

Last Name, First Name, Middle Name:
Mohamed, Minhas

Mailing Address:	Delivery Address:
2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA

Last Name, First Name, Middle Name:
Varshney, Praveen

Mailing Address:	Delivery Address:
2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA

Director(s) as at December 4, 2018

Last Name, First Name, Middle Name:
Bosrock, Matthew

Mailing Address:	Delivery Address:
2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA

Last Name, First Name, Middle Name:
Feller, Gregory

Mailing Address:	Delivery Address:
101 CENTRAL PARK WEST NEW YORK NY 10023 UNITED STATES	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA

Last Name, First Name, Middle Name:
Feller, David

Mailing Address:	**Delivery Address:**
4124 W. 14TH AVENUE VANCOUVER BC V6H 3H1 CANADA	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA

Last Name, First Name, Middle Name:
Mohamed, Minhas

Mailing Address:	**Delivery Address:**
2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA

Last Name, First Name, Middle Name:
Varshney, Praveen

Mailing Address:	**Delivery Address:**
2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA	2100 - 401 WEST GEORGIA STREET VANCOUVER BC V6B 5A1 CANADA
